Exhibit 99.1

Investor Presentation Second Quarter 2025 Highlights Franklin Financial Services Corporation F&M TRUST Stock Symbol: FRAF (Nasdaq)

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  GAAP versus non-GAAP Presentations – The Corporation supplements its traditional GAAP measurements with certain non-GAAP measurements to evaluate its performance and to eliminate the effect of intangible assets. By eliminating intangible assets, the Corporation believes it presents a measurement that is comparable to companies that have no intangible assets or to companies that have eliminated intangible assets in similar calculations. However, not all companies may use the same calculation method for each measurement. The Efficiency Ratio measures the cost to generate one dollar of revenue. The non-GAAP measurements are not intended to be used as a substitute for the related GAAP measurements and should not be read in isolation or relied upon as a substitute for GAAP measures. The following table shows the calculation of the non-GAAP measurements. F&M TRUST Franklin Financial Services Corporation 2

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a bank holding company headquartered in Franklin County, PA A $2.3 billion financial services corporation located in South-Central Pennsylvania and northern tier of Maryland Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 As of June 30, 2025, Franklin Financial reported $1.4 billion in trust and brokerage assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 3

Trade Area Expansion 23 Locations Serving South Central PA and Washington County MD Primary Trade Area Expanded Trade Area Offering Wealth Management, Commercial Financing, and Residential Lending Services F&M TRUST Franklin Financial Services Corporation 4

Why Invest in Franklin Financial? An exceptionally strong deposit franchise A company with diversified revenue streams including fee income from a $1.4 billion assets under management wealth management team A company with solid credit quality A company that continues to deliver good earnings A company with a strong dividend A company that is focused on building shareholder value by growing and protecting tangible book value1 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 5

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our employees, customers, communities, and shareholders. We strive to be a financial services leader in the markets we serve. Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability, and concern for our customers and the communities we serve. F&M TRUST Franklin Financial Services Corporation 6

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Craig W. Best	*President and Chief Executive Officer*	**42**	2025	*Peoples Security Bank & Trust, First Commonwealth Bank, Equitable Bank*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**37**	1994	*ValleyBank & Trust*
Charles B. Carroll, Jr.	*Executive Vice President, Chief Operating Officer*	**31**	2023	*S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass*
Lorie Heckman, CERP, CRCM	*Executive Vice President, Chief Risk Officer*	**39**	1986	*F&M Trust, Vice President of Compliance and Security*
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**40**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP®, CIMA®	*Senior Vice President, Chief Wealth Management Officer*	**32**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*
Louis J. Giustini	*Senior Vice President, Chief Retail Services Officer*	**37**	2022	*Hagerstown Trust, Columbia Bank, Fulton Bank*

F&M TRUST Franklin Financial Services Corporation
7

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 30 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 25 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE David M. Long Senior Vice President, Chief Technology Officer 18 2022 Howard Bank F&M TRUST Franklin Financial Services Corporation 8

Managed Growth SELECTED HIGHLIGHTS Total Assets Net Loans Total Deposits Assets Under Management +4.0% +8.7% +4.3% +3.9% KEY STATISTICS $2.287 Billion as of 6/30/2025 $2.198 Billion as of 12/31/2024 $1.500 Billion as of 6/30/2025 $1.380 Billion as of 12/31/2024 $1.893 Billion as of 6/30/2025 $1.816 Billion as of 12/31/2024 $1.360 Billion as of 6/30/2025 $1.309 Billion as of 12/31/2024 F&M TRUST Franklin Financial Services Corporation 9

Net Interest Income $60,000 $50,000 $40,000 $30,000 $41,961 $44,671 $51,586 $53,637 $57,514 $32,842 $20,000 3.51% 3.06% 3.40% 4.70% 5.16% 5.28% $10,000 3.21% 2.88% 3.11% 3.31% 2.98% 3.13% $0 0.39% 0.24% 0.36% 1.75% 2.68% 23.58% 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 6/30/2025 Net Interest Income Asset Yield Lability Cost Net interest Margin F&M TRUST Franklin Financial Services Corporation 10

Diversified Income Non-Interest Income1 $25,000 $20,000 $15,000 25.83% 29.46% 22.54% 2.57% 23.28% 22.75% $10,000 $3,658 $5,392 $3,024 $3,610 $4,116 $2,405 $5,000 $1,844 $2,170 $1,868 $2,157 $2,279 $1,167 $10,000 $1,977 $2,258 $2,527 $2,492 $2,448 $1,218 $5,000 $1,536 $2,430 $770 $199 $565 $241 $0 $6,040 $7,111 $7,152 $7,512 $8,538 $4,633 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 6/30/2025 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 6/30/2025 Wealth Management Fees Gain on Sale of Loans Deposit Services Fee Debit Card Income Other Non-Interest Income/total Revenue 1Excludes net securities gains/losses; 12/31/2020 through 12/31/2024 data is as of year end; 6/30/2025 is year-to-date F&M TRUST Franklin Financial Services Corporation 11

Financial Updates Second Quarter Ended June 30, 2025 F&M TRUST Franklin Financial Services Corporation 12

Balance Sheet Highlights Dollars in Thousands (000’s) As of 6/30/2025 As of 12/31/2024 As of 12/31/2023 As of 12/31/2022 As of 12/31/2021 As of 12/31/2020 Total Assets $2,286,745 $2,197,841 $1,836,039 $1,699,579 $1,773,806 $1,535,038 Cash and Cash Equivalents $207,790 $203,613 $23,140 $64,899 $175,149 $57,146 Debt Securities AFS (Fair Value) $481,259 $508,604 $472,503 $486,836 $529,811 $396,940 Net Loans $1,500,035 $1,380,424 $1,240,933 $1,036,866 $983,746 $992,915 Deposits $1,893,471 $1,815,647 $1,537,978 $1,551,448 $1,584,359 $1,354,573 Shareholders’ Equity $157,364 $144,716 $132,136 $114,197 $157,065 $145,176 F&M TRUST Franklin Financial Services Corporation 13

Investment AFS Portfolio Fair Value ($000’s) $550,000 $500,000 $450,000 $400,000 $350,000 $300,000 $250,000 $36,330 $45,550 $45,657 $38,733 $31,079 $28,921 $200,000 $8,453 $30,666 $65,950 $104,005 $149,170 $126,895 $150,000 $72,241 $122,669 $105,278 $93,858 $138,742 $134,976 $100,000 $247,054 $212,227 $155,455 $138,618 $133,592 $134,102 $50,000 $12,754 $12,571 $93,760 $4,094 $90,257 ($61,497) $74,091 ($49,416) $31,797 ($45,449) $32,862 ($36,955) 0 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 06/30/2025 U.S. Trea Municipal Corporate Agency MBS/CMO Non-Agency MBS/CMO Asset-Backed Unrealized (Loss)/Gain 1Included in reported fair values F&M TRUST Franklin Financial Services Corporation 14

Diversified Loan Portfolio Loans Outstanding $1,600,000 10% $1,400,000 9% $1,200,000 8% $1,000,000 $5,577 $6,406 $6,199 $6,815 $8,853 $8,337 7% $800,000 $145,279 $140,669 $118,443 $115,018 $108,545 $107,097 6% $600,000 $218,893 $225,084 $242,578 $303,749 $355,262 $399,470 5% $400,000 $135,978 $103,874 $117,159 $127,636 $122,052 $132,000 4% $200,000 $266,359 4.05% $257,782 3.83% $248,216 4.14% $300,256 5.16% $357,888 5.65% $358,112 5.78% 3% $0 $237,618 $67,736 $264,997 $69,900 $318,446 $70,609 $403,511 $97,811 $445,477 $107,167 $514,135 $111,525 2% As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 06/30/2025 1% Non Owner-Occupied CRE Owner-Occupied CRE Commercial 1-4 Family State/Muni Loans Consumer Purchased Participations Loan Yields 1Purchased participations are included as part of the loans outstanding; 212/31/2020 through 12/31/2024 data is as of year end; 6/30/2025 is year-to-date F&M TRUST Franklin Financial Services Corporation 15

Largest Commercial Real Estate Concentrations $600,000 350% $500,000 241.10% 234.40% 239.30% 290.70% 332.90% 349.60% 300% $400,000 $60,343 $49,160 $43,812 $62,439 $66,645 $86,112 250% $300,000 $35,556 $30,938 $55,428 $68,478 $825,185 $90,432 200% $200,000 $54,153 $50,105 $58,382 $87,137 $92,926 $92,847 150% $100,000 $72,079 $75,833 $81,283 $80,670 $97,460 $102,323 100% $0 $24,459 $69,723 $96,515 $120,180 $146,661 $167,748 50% As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 06/30/2025 0% Apartment Units Hotel & Motel Office Shopping Center Land Development CRE Concentrations *Primarily in South Central Pennsylvania F&M TRUST Franklin Financial Services Corporation 16

Credit Quality 1.00 0.75 0.50 0.25 0.00 0.87 0.65 0.74 0.44 0.00 0.36 0.00 0.42 0.00 0.57 0.71 0.6 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 06/30/2025 Nonperforming Loans / Gross Loans UBPR Peer Group 1Nonperforming loans = nonaccrual loans, loans 90 days past due; 2Peer group data as of 3/31/2025 for banks $1 to $3 billion in assets F&M TRUST Franklin Financial Services Corporation 17

Deposits by Category ($000’s) Uninsured/Uncollateralized $2,000,000 100% $1,800,000 90% $1,600,000 80% $1,400,000 70% $1,200,000 60% $1,000,000 50% $800,000 40% $600,000 $76,165.0000 $74,253.0000 $57,390.0000 $132,446.0000 $315,905.0000 $319,835.0000 30% $400,000 $409,178.0000 $511,969.0000 $496,532.0000 $454,517.0000 $417,870.0000 $408,669.0000 20% $200,000 $610,170.0000 $699,734.0000 $698,295.0000 $677,965.0000 8.9% $791,526.0000 15.4% $870,933.0000 11.2% 10% $0 $259,060.0000 11.1% $298,403.0000 9.0% $299,231.0000 8.5% $273,050.0000 $8,677.00 $290,346.0000 $87,057.00 $294,034.0000 $87,057.00 0% As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 06/30/2025 Non-Interest Bearing checking MMA & Savings Interest Bearing Checking Time Time-Brokered Total Uninsured / Uncollateralized 1Brokered deposits are included as part of time deposits F&M TRUST Franklin Financial Services Corporation 18

Cost of Deposits 2.00 1.50 1.00 0.50 0.00 0.28 0.12 0.23 1.23 1.89 1.95 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 6/30/2025 Average cost year-to-date for all periods F&M TRUST Franklin Financial Services Corporation 19

Liquidity Available at June 30, 2025 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $749,537 $200,000 $549,537 Federal Reserve Bank Discount Window $63,559 $ – $63,559 Correspondent Banks $76,000 $ – $76,000 Total $889,096 $200,000 $689,096 Excess Cash $180,364 On-Balance Sheet Liquidity + Borrowing Capacity / Total Deposits 47.90% On-Balance Sheet Liquidity + Borrowing Capacity / Uninsured & Uncollateralized Deposits 426.30% b F&M TRUST Franklin Financial Services Corporation 20

Wealth Management $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 $112,624 $836,382 $949,006 $60,060 $118,046 $946,975 $1,065,021 $100,457 $116,398 $904,323 $1,020,722 $147,454 $135,423 $1,094,779 $1,230,202 $217,891 $139,872 $1,169,290 $1,309,162 $109,604 $138,763 $1,221,333 $1,360,096 $91,812 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 06/30/2025 Brokerage Trust Total New Assets Under Management (YTD) F&M TRUST Franklin Financial Services Corporation 21

Income Statement Highlights Dollars in Thousands (000’s) Six Months Ended 6/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Interest Income $55,658 $101,451 $76,762 $56,449 $47,573 $45,939 Interest Expense $22,815 $43,937 $23,125 $4,863 $2,902 $3,978 Provision for Credit Losses $1,414 $1,983 $2,724 $650 $(2,100) $4,625 Noninterest Income1 $9,664 $17,946 $15,970 $15,341 $19,361 $15,055 Noninterest Expense $28,965 $55,895 $50,011 $48,691 $43,245 $39,362 Net Income $9,829 $11,099 $13,598 $14,938 $19,616 $12,800 1Excludes net securities gains/losses in all periods F&M TRUST Franklin Financial Services Corporation 22

Key Performance Measures Percent (%) Six Months Ended 6/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Return on Average Assets (ROAA) 0.89 0.54 0.78 0.83 1.17 0.91 Return on Average Equity (ROAE) 13.27 8.05 11.39 11.64 13.20 9.56 Efficiency Ratio1 67.35 73.36 70.75 71.21 66.12 67.32 Net Interest Margin 3.13 2.95 3.31 3.11 2.88 3.21 Non-Interest Income2 / Operating Revenue 22.75 23.28 22.57 22.54 29.46 25.83 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains in all periods F&M TRUST Franklin Financial Services Corporation 23

Balance Sheet Strength Percent (%) As of 6/30/2025 As of 12/31/2024 As of 12/31/2023 As of 12/31/2022 As of 12/31/2021 As of 12/31/2020 Risk-Based Capital Ratio (Total) 13.33 13.85 14.45 17.21 18.41 17.69 Leverage Ratio (Tier 1) 7.78 7.92 9.01 8.95 8.52 8.69 Common Equity Ratio (Tier 1) 10.91 11.31 11.82 14.22 15.20 14.32 Tangible Common Equity Ratio 6.51 6.20 6.74 6.16 8.30 8.82 Tangible Common Equity Ratio excluding AOCI 7.86 7.82 8.98 9.16 8.33 8.61 Nonperforming Assets1 / Total Assets 0.14 0.01 0.01 0.01 0.42 0.57 Allowance for Credit Losses as a % of Loans 1.26 1.26 1.28 1.35 1.51 1.66 Allowance for Credit Losses to Nonaccrual Loans 176.60 NM2 NM3 NM4 NM5 192.89 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned; 2Not meaningful = 6,636.47%; 3Not meaningful = 10,919.73%; 4Not meaningful = 11,812.50%; 5Not meaningful = 204.04% F&M TRUST Franklin Financial Services Corporation 24

Market Statistics Per Share Measure / Market Valuation Six Months Ended 6/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Diluted Earnings Per Share $2.20 $2.51 $3.10 $3.36 $4.42 $2.93 Cash Dividend Yield 3.81% 4.28% 4.06% 3.55% 3.87% 4.44% Regular Cash Dividends Paid Per Share $0.65 $1.28 $1.28 $1.28 $1.25 $1.20 Dividend Payout Ratio 29.39% 50.72% 41.15% 37.88% 28.16% 40.83% Market Value Per Share $34.63 $29.90 $31.55 $36.10 $33.10 $27.03 Book Value Per Share $35.22 $32.69 $30.23 $26.01 $35.36 $33.07 Tangible Book Value Per Share1 $33.20 $30.65 $28.17 $23.96 $33.34 $31.02 Market Cap ($M) $154.70 $132.37 $137.91 $158.48 $147.00 $118.63 Price / Book Value (%) 98.31% 91.47% 104.37% 138.79% 93.61% 81.74% Price / Tangible Book Value (%) 104.28% 97.54% 112.01% 150.67% 99.29% 87.13% Price / Earnings Multiple 6.56 11.91 10.18 10.74 7.49 9.23 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 25

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 26

Appendix F&M TRUST Franklin Financial Services Corporation 27

GAAP / Non-GAAP Reconciliation

Tangible Book Value (Per Share) (Non-GAAP) *Dollars in Thousands (000's), Except Per Share*	As of 6/30/2025	As of 12/31/2024	As of 12/31/2023	As of 12/31/2022	As of 12/31/2021	As of 12/31/2020
Shareholders' Equity	$ 157,364	$ 144,716	$ 132,136	$ 114,197	$ 157,065	$ 145,176
Less Intangible Assets	9,016	9,016	9,016	9,016	9,016	9,016
Tangible Shareholders' Equity (Non-GAAP)	148,348	135,700	123,120	105,181	148,049	136,160
Less AOCI	(30,784)	(35,508)	(40,940)	(51,287)	(547)	3,190
Tangible Shareholders' Equity Excluding AOCI (Non-GAAP)	179,132	171,208	164,060	156,468	148,596	132,970
Total Assets	2,286,745	2,197,841	1,836,039	1,699,579	1,773,806	1,535,038
Less Intangible Assets	9,016	9,016	9,016	9,016	9,016	9,016
Total Tangible Assets (Non-GAAP)	$ 2,277,729	$ 2,188,825	$ 1,827,023	$ 1,690,563	$ 1,764,790	$ 1,526,022
Tangible Common Equity Ratio (Non-GAAP)	6.51%	6.20%	6.74%	6.22%	8.39%	8.92%
Tangible Common Equity Ratio Excluding AOCI (Non-GAAP)	7.86%	7.82%	8.98%	9.26%	8.42%	8.71%
Shares Outstanding (In Thousands)	4,468	4,427	4,371	4,390	4,441	4,389
Tangible Book Value Per Share (Non-GAAP)	$ 33.20	$ 30.65	$ 28.17	$ 23.96	$ 33.34	$ 31.02

F&M TRUST
Franklin Financial Services Corporation
28

GAAP / Non-GAAP Reconciliation

Net Income Excluding Securities Losses / Gains (non-GAAP) *Dollars in Thousands (000's)*	Six Months Ended 6/30/2025	Year End 12/31/2024	Year End 12/31/2023	Year End 12/31/2022	Year End 12/31/2021	Year End 12/31/2020
Securities (Losses) / Gains as Reported	$ -	$ (4,267)	$ (1,119)	$ (91)	$ 127	$ 29
Securities (Losses) / Gains as Reported, Net of Tax Benefit (Non-GAAP)	-	(3,371)	(884)	(72)	100	23
Noninterest Income as Reported	9,664	13,679	14,851	15,250	19,488	15,084
Plus Securities (Losses) / Gains	-	4,267	1,119	91	(127)	(29)
Noninterest Income Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP)	9,664	17,946	15,970	15,341	19,361	15,055
Net Income as Reported	9,829	11,099	13,598	14,938	19,616	12,800
Plus Securities (Losses) / Gains, Net of Tax Benefit	-	3,371	884	72	(100)	(23)
Net Income Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP)	$ 9,829	$ 14,470	$ 14,482	$ 15,010	$ 19,516	$ 12,777
Return on Average Assets as Reported (ROAA)	0.89%	0.54%	0.78%	0.83%	1.17%	0.91%
ROAA Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP)	0.89%	0.70%	0.83%	0.84%	1.17%	0.90%
Return on Average Equity as Reported (ROAE)	13.27%	8.05%	11.39%	11.64%	13.20%	9.56%
ROAE Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP)	13.27%	10.50%	12.13%	11.70%	13.13%	9.54%

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GAAP / Non-GAAP Reconciliation Efficiency Ratio Dollars in Thousands (000’s) Six Months Ended 6/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Noninterest Expense $ 28,965 $ 55,895 $ 50,011 $ 48,691 $ 43,245 $ 39,362 Net Interest Income 32,843 57,514 53,637 51,586 44,671 41,961 Plus Tax Equivalent Adjustment to Net Interest Income 490 938 1,094 1,381 1,466 1,407 Plus Noninterest Income, Net of Securities Transactions1 9,671 17,737 15,954 15,410 19,271 15,104 Total Revenue $ 43,004 $ 76,189 $ 70,685 $ 68,377 $ 65,408 $ 58,472 Efficiency Ratio (Non-GAAP) 67.35% 73.36% 70.75% 71.21% 66.12% 67.32%r 1Excludes net gains / (losses) on sales of debt securities F&M TRUST Franklin Financial Services Corporation 30